                                                                  EXHIBIT  10.85

                         AMENDMENT TO SERVICES AGREEMENT

         This amendment ("Amendment") is dated as of January 1, 2005 by and between Barington Capital Group, L.P., a New York limited partnership with an address at 888 Seventh Avenue, 17th Floor, New York, New York 10019 ("BCG"), and L Q Corporation, Inc., a Delaware corporation with an address at 888 Seventh Avenue, 17th Floor, New York, New York 10019 (the "Company").

                                    RECITALS:

         WHEREAS, the Company and BCG are parties to that certain Services Agreement, dated as of November 18, 2004 (the "Agreement"); and

         WHEREAS, the Company and BCG desire to amend the Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants expressed herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. Section 1C of the Agreement is hereby amended to add the following sentence to the end thereof:

              "The Company shall notify the Board of Directors of the Company when BCG is requested to commence material efforts in connection with any contemplated Transaction."

         2. Section 3A of the Agreement is hereby amended to increase the monthly fee payable by the Company to BCG from $8,000 to $15,000.

         3. Section 3D of the Agreement is hereby amended to increase the hourly fee payable by the Company to BCG for legal services from $125 per hour to $175 per hour.

         4. This Amendment shall be effective as of the date hereof. The Agreement, as amended by this Amendment, is in full force and effect and is hereby ratified and confirmed.

         5. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their authorized representative as of the date set forth above.

                                 BARINGTON CAPITAL GROUP, L.P.

                                 By: LNA Capital Corp., General Partner


                                       By:
                                           ------------------------
                                           James A. Mitarotonda
                                           Chairman

                                 L Q CORPORATION, INC.


                                  By:
                                      -----------------------------
                                       Name:
                                       Title: